SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                              -------------------
[TYPE]

                                   FORM 8-K

[DESCRIPTION]
                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  October 30, 1996


                             99 CENTS ONLY STORES
            (Exact name of registrant as specified in its charter)


        California                1-11735             95-2411605
(State or other jurisdiction    (Commission          (IRS Employer
     of incorporation)         File Number)       Identification No.)


                        4000 East Union Pacific Avenue
                     City of Commerce, California 90023
                   (Address of principal executive offices)

                                (213) 980-8145
                        (Registrant's telephone number)

ITEM 5.   OTHER EVENTS

     Reference is made to the press release of Registrant, issued on October 30, 1996, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit "99.1."


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.  The following exhibit is filed as part of this report:

     EXHIBIT
     NUMBER                        DESCRIPTION
     ------                        -----------
     99.1 Press Release issued by the Registrant on October 30, 1996 regarding certain of its unaudited financial results for the three- and nine-month periods ended September 30, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 1, 1996                        99 Cents Only Stores



                                   By:  /s/ Andrew Farina
                                       ----------------------------------
                                        Andrew Farina
                                        Vice President of Finance

                                 EXHIBIT INDEX



     EXHIBIT             DESCRIPTION                   PAGE NO.
     -------             -----------                   --------
       99.1         Press Release issued by the
                    Registrant on October 30, 1996
                    regarding certain of its unaudited
                    financial results for the three-
                    and nine-month periods ended
                    September 30, 1996.